UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

HIGHLANDS ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:
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2)	Aggregate number of securities to which transaction applies:
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4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials:

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HIGHLANDS ACQUISITION CORP.
One Paragon Drive, Suite 125
Montvale, New Jersey 07645

April 29, 2008

To Our Stockholders:

On behalf of the Board of Directors of Highlands Acquisition Corp., I cordially invite you to attend the Annual Meeting of Stockholders to be held on Wednesday, June 4, 2008, at 2:00 p.m., Eastern Time, at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901.

The accompanying Notice of Meeting and Proxy Statement cover the details of the matters to be presented.

A copy of the 2007 Annual Report is included in this mailing.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, I URGE YOU TO VOTE BY COMPLETING AND RETURNING YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT AND WILL BE GREATLY APPRECIATED. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING.

Cordially,

HIGHLANDS ACQUISITION CORP.

Dr. Russell F. Warren
Chairman of the Board of Directors

HIGHLANDS ACQUISITION CORP.

Notice of Annual Meeting of Stockholders
To Be Held June 4, 2008

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders, and any adjournments or postponements thereof (the “Meeting”), of Highlands Acquisition Corp., which will be held on Wednesday, June 4, 2008, at 2:00 p.m. Eastern Time, at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901, for the following purposes:

1. To elect the two Class A director nominees named in the accompanying Proxy Statement to the Board of Directors of Highlands Acquisition Corp., each to serve until the 2011 annual meeting of stockholders and until his successor has been duly elected and qualified;

2. To ratify the appointment of McGladrey & Pullen, LLP as the independent registered public accounting firm of Highlands Acquisition Corp. for the fiscal year ending December 31, 2008; and

3. To transact such other business as may properly come before the Meeting or any postponements or adjournments thereof, including proposals to postpone or adjourn the Meeting.

Stockholders of record at the close of business on April 18, 2008 are entitled to notice of and to vote at the Meeting or any postponements or adjournments thereof.

YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING.

By order of the Board of Directors

Philip A. Baratelli
Secretary

April 29, 2008

HIGHLANDS ACQUISITION CORP.
One Paragon Drive, Suite 125
Montvale, New Jersey 07645
____________________

PROXY STATEMENT
____________________

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON

June 4, 2008

INTRODUCTION

Proxy Solicitation And General Information

This Proxy Statement and the enclosed form of proxy card (the “Proxy Card”) are being furnished to the holders of common stock, par value $.0001 per share, of Highlands Acquisition Corp., a Delaware corporation (which is sometimes referred to in this Proxy Statement as “Highlands Acquisition Corp.,” the “Company,” “we,” “our” or “us”), in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Stockholders to be held on Wednesday, June 4, 2008, at 2:00 p.m. Eastern Time, at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901, and at any adjournments or postponements thereof (the “Meeting”). Our principal executive offices are located at One Paragon Drive, Suite 125, Montvale, New Jersey 07645. This Proxy Statement and the Proxy Card are first being sent to stockholders on or about April 30, 2008.

At the Meeting, stockholders will be asked:

1. To elect the two Class A director nominees named in this Proxy Statement  to the Board of Directors of Highlands Acquisition Corp., each to serve until the 2011 annual meeting of stockholders and until his successor has been duly elected and qualified (Proposal 1);

2. To ratify the appointment of McGladrey & Pullen, LLP as the independent registered public accounting firm of Highlands Acquisition Corp. for the fiscal year ending December 31, 2008 (Proposal 2); and

3. To transact such other business as may properly come before the Meeting or any postponements or adjournments thereof, including proposals to postpone or adjourn the Meeting.

The Board of Directors has fixed the close of business on April 18, 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each such stockholder will be entitled to one vote for each share of common stock held on all matters to come before the Meeting and may vote in person or by proxy authorized in writing.

Stockholders are requested to complete, sign, date and promptly return the enclosed Proxy Card in the enclosed envelope. Proxy Cards which are not revoked will be voted at the Meeting in accordance with instructions contained therein. If the Proxy Card is signed and returned without instructions, the shares will be voted FOR such proposal, or in the case of the election of the Class A directors, as a vote FOR each nominee for Class A director named in this Proxy Statement (Proposal 1). A stockholder who so desires may revoke his previously submitted Proxy Card at any time before it is voted at the Meeting by: (i) delivering written notice to us at Highlands Acquisition Corp., One Paragon Drive, Suite 125, Montvale, New Jersey, Attention: Philip A. Baratelli, Secretary; (ii) duly executing and delivering a Proxy Card bearing a later date; or (iii) casting a ballot at the Meeting. Attendance at the Meeting will not in and of itself constitute a revocation of a Proxy Card.

The Board of Directors knows of no other matters that are to be brought before the Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed form of Proxy Card or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Shares Outstanding And Entitled To Vote; Quorum

Only stockholders as of the close of business on April 18, 2008 (the “Record Date”) are entitled to notice of and to vote at the Meeting. As of April 18, 2008, there were 17,229,300 shares of our common stock outstanding and entitled to vote, with each share entitled to one vote. See “Beneficial Ownership of Company Common Stock By Directors, Officers and Principal Stockholders” for information regarding the beneficial ownership of our common stock by our directors, executive officers and stockholders known to us to own or control 5% or more of our common stock. The presence at the Meeting, in person or by duly authorized proxy, of the holders of a majority of the outstanding shares of our common stock entitled to vote constitute a quorum for the Meeting.

Our common stock is quoted on the American Stock Exchange under the symbol “HIA”. As of April 28, 2008, the last full trading date prior to the filing of this Proxy Statement with the Securities and Exchange Commission, the reported closing price for the common stock as quoted on the American Stock Exchange was $9.00. Stockholders are urged to obtain the current market quotation for the shares of our common stock.

Required Votes

The presence at the Meeting, in person or by duly authorized proxy, of the holders of a majority of the outstanding shares of our common stock entitled to vote constitutes a quorum for the transaction of business. Each share of Highlands Acquisition Corp. common stock entitles the holder to one vote on each matter presented for stockholder action. For Proposal 1, the affirmative vote of a plurality of the votes cast in person or by proxy is necessary for the election of directors. For Proposal 2, the affirmative vote of a majority of votes cast in person or by proxy is necessary for the ratification of the appointment of McGladrey & Pullen, LLP as the independent registered public accounting firm of Highlands Acquisition Corp.

Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from beneficial owners. If specific instructions are not received, brokers may be precluded from exercising their discretion, depending on the type of proposal involved. Shares as to which brokers have not exercised discretionary authority or received instructions from beneficial owners are considered “broker non-votes,” and will be counted for purposes of determining whether there is a quorum. In addition, abstentions will be counted for purposes of determining whether there is a quorum.

Since the affirmative vote of a plurality of votes cast is required for the election of  the director nominees named in this Proxy Statement (Proposal 1), abstentions and “broker non-votes” will have no effect on the outcome of such election. Abstentions and “broker non-votes” will have the same effect as negative votes with regard to the ratification of the appointment of McGladrey & Pullen, LLP as the independent registered public accounting firm of Highlands Acquisition Corp. (Proposal 2). An inspector of elections appointed by us will tabulate votes at the Meeting.

Proxy Solicitation; Expenses

This solicitation is being made by Highlands Acquisition Corp. Highlands Acquisition Corp. will bear the costs of the solicitation of proxies for the Meeting. Our directors, officers and employees may solicit proxies from stockholders by mail, telephone, telegram, e-mail, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of our common stock held of record by them and such parties will be reimbursed for their reasonable expenses.

List of Stockholders

In accordance with Delaware General Corporation Law (the “DGCL”), a list of Stockholders entitled to vote at the Meeting will be available for ten days prior to the Meeting, for any purpose germane to the Meeting, between the hours of 10:00 a.m. and 5:00 p.m., local time, at our offices at One Paragon Drive, Suite 125, Montvale, New Jersey 07645.

Voting Confidentiality

Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed to unrelated third parties except as required by law.

IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE STOCKHOLDERS’ INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE PRESENT AT THE MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY CARD AND VOTE IN PERSON BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY. PLEASE RETURN YOUR EXECUTED PROXY CARD PROMPTLY.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of April 18, 2008 certain information regarding the beneficial ownership of the common stock outstanding by (i) each person known to us to own or control 5% or more of our common stock, (ii) each of our directors and nominees, (iii) each of our named executive officers, and (iv) our named executive officers, directors and nominees as a group. Unless otherwise indicated, each of the stockholders shown in the table below has sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address of each person named in the table below is c/o Highlands Acquisition Corp., One Paragon Drive, Suite 125, Montvale, New Jersey.

Name	Shares of Common Stock Beneficially Owned(1)		Percentage of Common Stock (2)

Warren B. Kanders	2,183,600	(3)	12.7%

T. Rowe Price Associates, Inc. T. Rowe Price New Horizons Fund, Inc. T. Rowe Price Small-Cap Stock Fund, Inc. 100 East Pratt Street
Baltimore, MD 21202	1,800,000	(4)	10.4% (4)

Highland Equity LLC One Landmark Square, 22nd Floor
Stamford, CT 06901	1,683,600	(5)	9.8%

Russell F. Warren, M.D.	1,375,790	(6)	8.0%

Russell F. Warren, Jr.	1,375,790	(7)	8.0%

Robert W. Pangia	947,238	(8)	5.5%

David M. Knott Dorset Management Corporation 485 Underhill Boulevard, Suite 205
Syosset, New York 11791	900,000	(9)	5.2% (9)

Michael A. Henning	20,700	(10)	*

Leslie D. Michelson	20,700	(10)	*

William F. Owens	20,700	(10)	*

Ronnie P. Barnes	0		*

Philip A. Baratelli	0		*

Gary M. Julien	0		*

All directors, nominees for directors and named executive officers
as a group (10 persons)	3,888,484	(11)	22.6%

*	Less than one percent.

(1)
As used in this table, a beneficial owner of a security includes any person who, directly or indirectly, through contract, arrangement, understanding, relationship or otherwise has or shares (a) the power to vote, or direct the voting of, such security or (b) investment power which includes the power to dispose, or to direct the disposition of, such security. In addition, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days of April 18, 2008

(2)	The applicable percentage of beneficial ownership is based on 17,229,300 shares of common stock outstanding as of April 18, 2008.

(3)
Represents 1,683,600 shares held by Highland Equity LLC and 500,000 shares held by Kanders & Company, Inc., each an affiliate of Mr. Kanders. Does not include 1,683,600 shares of common stock issuable upon exercise of warrants held by Highland Equity LLC or 2,625,000 shares of common stock issuable upon exercise of warrants held by Kanders & Company, Inc., which warrants are not currently exercisable and will not become exercisable within 60 days. Mr. Kanders, the non-member manager of Highland Equity LLC, has voting and dispositive power over the shares held by Highland Equity LLC. Mr. Kanders, the President and principal stockholder of Kanders & Company, Inc., has voting and dispositive power over the shares held by Kanders & Company, Inc.

(4)	Based on information included in Schedule 13G/A filed by T. Rowe Price Associates, Inc., T. Rowe Price New Horizons Fund, Inc. and T. Rowe Price Small-Cap Stock Fund, Inc. on February 13, 2008.

(5)
Does not include 1,683,600 shares of common stock issuable upon exercise of warrants, which warrants are not currently exercisable and will not become exercisable within 60 days. The shares held by Highland Equity LLC have also been included in the number of shares beneficially owned by Warren B. Kanders in this table.

(6)
Represents (i) 695,548 shares of common stock held by Fieldpoint Capital, LLC of which Dr. Warren has a 33% partnership interest and (ii) 680,242 shares of common stock held by Ivy Healthcare Capital II, L.P. Dr. Warren is a principal of Ivy Capital Partners, the General Partner of Ivy Healthcare Capital II, L.P. Does not include (i) 1,160,321 shares of common stock issuable upon exercise of warrants held by Fieldpoint Capital, LLC or (ii) 1,134,787 shares of common stock issuable upon exercise of warrants held by Ivy Healthcare Capital II, L.P., all of which warrants are not currently exercisable and will not become exercisable within 60 days. Dr. Warren does not have voting or dispositive power over the shares held by Fieldpoint Capital, LLC or Ivy Healthcare Capital II, L.P., and, therefore, he disclaims beneficial ownership of such shares.

(7)
Represents (i) 695,548 shares of common stock held by Fieldpoint Capital, LLC of which Mr. Warren is the manager and in which Mr. Warren has a 33% partnership interest and (ii) 680,242 shares of common stock held by Ivy Healthcare Capital II, L.P. Mr. Warren is a principal of Ivy Capital Partners, the General Partner of Ivy Healthcare Capital II, L.P. and has voting and dispositive power over such shares. Does not include (i) 1,160,321 shares of common stock issuable upon exercise of warrants held by Fieldpoint Capital, LLC or (ii) 1,134,787 shares of common stock issuable upon exercise of warrants held by Ivy Healthcare Capital II, L.P., all of which warrants are not currently exercisable and will not become exercisable within 60 days. Mr. Warren has voting and dispositive power over the shares held by Fieldpoint Capital, LLC and shares voting and dispositive power with Robert W. Pangia over the shares held by Ivy Healthcare Capital II, L.P.

(8)
Represents (i) 266,995 shares of common stock held by Mr. Pangia and (ii) 680,242 shares of common stock held by Ivy Healthcare Capital II, L.P. Mr. Pangia is a principal of Ivy Capital Partners, the General Partner of Ivy Healthcare Capital II, L.P. Does not include (i) 445,404 shares of common stock issuable upon exercise of warrants held by Mr. Pangia or (ii) 1,134,787 shares of common stock issuable upon exercise of warrants hold by Ivy Healthcare Capital, II, L.P., all of which warrants are not currently exercisable and will not become exercisable within 60 days. Mr. Pangia shares voting and dispositive power with Russell F. Warren, Jr. over the shares held by Ivy Healthcare Capital II, L.P.

(9)	Based on information included in Schedule 13G/A filed by David M. Knott and Dorset Management Corporation on February 13, 2008.

(10)
Does not include 20,700 shares of common stock issuable upon exercise of warrants held by such individuals, which such warrants are not currently exercisable and will not become exercisable within 60 days.

(11)
Does not include (i) 7,111,212 shares of common stock issuable upon exercise of warrants held by such individuals, which warrants are not currently exercisable and will not become exercisable within 60 days.

We are not aware of any material proceedings to which any of our directors, nominees for director, executive officers, affiliates of the foregoing persons or any security holder, including any owner of record or beneficially of more than 5% of any class of our voting securities, is a party adverse to us or has a material interest adverse to us.

PROPOSAL 1
ELECTION OF DIRECTORS

Number

Our Amended and Restated Certificate of Incorporation and our Bylaws provide that our Board of Directors will consist of not less than one, nor more than nine members, with such number to be fixed by our Board of Directors. The number of directors has been fixed at seven by our Board of Directors. Our Board of Directors consists of seven members divided into three classes, designated as Class A, Class B and Class C. One class of directors is elected by the stockholders at each annual meeting to serve until the third succeeding annual meeting. Michael A. Henning and William F. Owens have been designated as Class A directors; Leslie D. Michelson and Ronnie P. Barnes have been designated as Class B directors; and Russell F. Warren, M.D., Warren B. Kanders and Russell F. Warren, Jr. have been designated as Class C directors. Russell F. Warren, M.D. serves as the Chairman of the Board of Directors. The Class A directors will stand for election at the Meeting, the Class B directors will stand for election at the 2009 annual meeting of stockholders and the Class C directors will stand for election at the 2010 annual meeting of stockholders. Unless otherwise provided by law, any vacancy on our Board of Directors, including a vacancy resulting from an increase in the number of directors, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by a sole remaining director. All directors shall hold office until the expiration of their respective terms of office and until their respective successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

Voting

Both of the nominees for election as Class A directors, Messrs. Henning and Owens, are currently members of our Board of Directors. If elected at the Meeting, each nominee would serve until the 2011 annual meeting of stockholders and until his successor is elected and qualified.

Each of the director nominees named in this Proxy Statement will be elected by a plurality of the votes of the shares of our common stock present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Unless otherwise specified, each Proxy Card received will be voted for the election of the two nominees named below. Each of the nominees has consented to be named a nominee in this Proxy Statement and to serve as a director if elected. Should any nominee becomes unable or unwilling to accept a nomination for election, the persons named in the enclosed Proxy Card will vote for the election of a nominee designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with our Bylaws. Highlands Acquisition Corp. is not aware of any nominee who will be unable to serve, or for good cause will not serve, as a director.

Warren B. Kanders, a member of our Board of Directors, Russell F. Warren, Jr., a member of our Board of Directors, Robert W. Pangia, our Chief Executive Officer, certain of their affiliates and our other founding stockholders have entered into a stockholders agreement. Pursuant to the stockholders agreement, which will continue to be in effect for a period of three years after the consummation of our initial business combination, if a party to the stockholders agreement or one of their affiliates is nominated to serve on our Board of Directors, all parties to the agreement have agreed to vote in favor of the nominee. Additionally, the parties to the stockholders agreement have agreed that if any party proposes to sell their shares of our common stock, they must first obtain the consent of the other parties to the stockholders agreement (subject to limited exceptions).

Biographical Information for Nominees for Director and Directors

The names of the nominees for election as Class A directors at the Meeting and of the incumbent Class B and Class C directors, and certain information about them, including their ages as of April 18, 2008, is set forth below.

Name	Age	Position with Highlands Acquisition Corp.
Nominee for election as Class A director with term expiring in 2011:
Michael A. Henning	67	Director
William F. Owens	57	Director

Incumbent Class B director with term expiring in 2009:
Leslie D. Michelson	57	Director
Ronnie P. Barnes	56	Director
Incumbent Class C director with term expiring in 2010:
Russell F. Warren, M.D.	68	Chairman of the Board of Directors
Warren B. Kanders	50	Director
Russell F. Warren, Jr.	40	Director

Michael A. Henning has been a member of our Board of Directors since May 2007 and is the Chairman of the Audit Committee of our Board of Directors. Since 2000, Mr. Henning has been the Chairman of the Audit Committee and member of the Compensation Committee, and has previously served as the Vice Chairman of the Finance Committee, of the Board of Directors of CTS Corporation, a NYSE-listed company that provides electronic components to auto, wireless and PC businesses. In December 2002, he joined the Board of Directors of Omnicom Group Inc., a global communications company, where he also serves on the Audit Committee and the Compensation Committee. Mr. Henning is also a member of the Board of Directors, and serves on the Audit Committee, of Landstar System, Inc., a NASDAQ-listed transportation and logistics services company, and Kanders Acquisition Company, Inc., a blank check company formed for the purpose of acquiring an operating business. Mr. Henning retired as Deputy Chairman from Ernst & Young in 2000 after forty years with the firm. Mr. Henning was the inaugural CEO of Ernst & Young International, serving from 1993 to 1999. From 1991 to 1993, he served as Vice Chairman of Tax Services at Ernst & Young. Mr. Henning was also the Managing Partner of the firm’s New York office, from 1985 to 1991, and the Partner in charge of International Tax Services, from 1978 to 1985. From 1994 to 2000, Mr. Henning served as a Co-Chairman of the Foreign Investment Advisory Board of Russia, where he co-chaired a panel of 25 CEOs from the G-7 countries who advised the Russian government in adopting international accounting and tax standards. Mr. Henning is presently on the Board of Trustees of St. Francis College in Brooklyn, New York and St. Francis Prep, Queens, New York. Mr. Henning received a B.B.A. from St. Francis College and a Certificate from the Harvard University Advanced Management Program. Mr. Henning is a Certified Public Accountant.

The Honorable William F. Owens has been a member of our Board of Directors since May 2007 and is a member of the Audit Committee and the Chairman of the Nominating Committee of our Board of Directors. Since March 2007, Mr. Owens has served as the non-executive Vice Chairman of the Board of RBS Greenwich Capital, an institutional banking and capital firm. Since January 2007, he has also been a principal of the JCB Group, LLC, a land development firm with projects in the western United States and an affiliate of JF Companies, LLC. Mr. Owens is a Director of Key Energy Services, Inc., a rig-based well service company providing oilfield services, Far Eastern Shipping Company Plc, an integrated transportation company in the Russian Federation, and Kanders Acquisition Company, Inc., a blank check company formed for the purpose of acquiring an operating business. In January 2007, he joined the University of Denver’s Institute for Public Policy Studies as a senior fellow. Mr. Owens served as the 40th Governor of Colorado from 1999 to 2007. Mr. Owens served as a member of Colorado House of Representatives from 1983 to 1989, the Colorado Senate from 1989 to 1995, and Colorado Treasurer from 1995 to 1999. Before his political career, Mr. Owens worked for 20 years in the private sector as a consultant with Deloitte and Touche, with the Gates Corporation, and as director of a trade association. Mr. Owens received a B.S. from Stephen F. Austin State University and a M.A. from the Lyndon B. Johnson School of Public Affairs at the University of Texas at Austin.

Leslie Michelson has been a member of our Board of Directors since May 2007 and is a member of the Audit Committee and Nominating Committee of our Board of Directors. Mr. Michelson has served as the Chairman and Chief Executive Officer of Private Health Management, a retainer-based primary care medical practice management company since April 2007. Mr. Michelson served as Vice Chairman and Chief Executive Officer of the Prostate Cancer Foundation, the world’s largest private source of prostate cancer research funding, from April 2002 until December 2006 and currently serves on its Board of Directors. From April 2001 to April 2002, Mr. Michelson was an investor in, and served as an advisor or director of, a portfolio of entrepreneurial healthcare, technology and real estate companies. From March 2000 to August 2001, Mr. Michelson served as Chief Executive Officer and as a director of Acurian, Inc., an Internet company that accelerates clinical trials for new prescription drugs. From 1999 to March 2000, Mr. Michelson served as Managing Director of Saybrook Capital, LLC, an investment bank specializing in the real estate and health care industries. From June 1998 to February 1999, Mr. Michelson served as Chairman and Co-Chief Executive Officer of Protocare, Inc., a manager of clinical trials for the pharmaceutical industry and disease management firm. From 1988 to 1998, Mr. Michelson served as Chairman and Chief Executive Officer of Value Health Sciences, Inc., an applied health services research firm he co-founded. Mr. Michelson is a director of Nastech Pharmaceutical Company Inc., a NASDAQ-traded biotechnology company focused on innovative drug delivery technology. Mr. Michelson is a Director of ALS-TDI, a philanthropy dedicated to curing Amyotrophic Lateral Sclerosis (ALS), commonly known as Lou Gehrig’s disease. Mr. Michelson received his B.A. from The Johns Hopkins University and a J.D. from Yale Law School.

Ronnie P. Barnes has been a member of our Board of Directors since April 2008. Mr. Barnes has been the Vice President of Medical Services for the New York Giants professional football team since 2003. Mr. Barnes served as the head trainer for the New York Giants professional football team from 1980 until 2003. Mr. Barnes has served on the National Athletic Trainers Association (“NATA”) Board of Certification for 10 years and currently serves as a board member at large of the NATA Research and Education Foundation, having previously served as its chairman for 4 years. Mr. Barnes is a member of the National Football League’s Subcommittee on Mild Brain Trauma and Foot and Ankle Subcommittee and the NFL/NFL Players Association Joint Committee on the Medical Aspects of Professional Football. Mr. Barnes recently completed a seven-year term as President of the Professional Football Athletic Trainers Society. Mr. Barnes served as a director of Professional Sports Care Management, Inc. from its founding in 1987 until October 1996. Mr. Barnes received a B.S. degree from East Carolina University.

Russell F. Warren, M.D. has served as our non-executive Chairman of the Board since our inception. Dr. Warren is Surgeon-in-Chief Emeritus of Hospital for Special Surgery (“HSS”). Dr. Warren has been on the surgical staff of HSS since 1977, and he continues to serve on the HSS sports medicine service. Dr. Warren has been a member of the Board of Trustees of HSS since 1993 and was recently honored with the hospital’s Lifetime Achievement Award. Dr. Warren has also been Attending Orthopedic Surgeon and Professor of Orthopedics at the Weill Medical College of Cornell University since 1988. Dr. Warren served as Chairman of the Board of Professional Sports Care Management, Inc. from 1991 through 1996. Dr. Warren served as a former president of the American Orthopedic Society for Sports Medicine, or AOSSM, and the American Shoulder & Elbow Society, or ASES. He has been honored several times with the prestigious Charles S. Neer Award, which is given annually by ASES to the best paper in basic science. He has published over 250 peer-reviewed scientific articles and is co-editor-in-chief of the publication “Techniques in Shoulder and Elbow Surgery”. He patented a number of his inventions to treat orthopedic conditions of the knee and shoulder. For the past 20 years, Dr. Warren has been the team doctor for the New York Giants football team, overseeing all medical care for the players. He serves as a Director of OrthoNet LLC, an orthopedic specialty benefit management company. He is also a member of the board of trustees for the National Football Foundation and previously the Orthopedic Research and Education Foundation. Dr. Warren received an A.B. from Columbia College and his medical degree from the State University of New York Medical School in Syracuse. He completed his internship and surgical residency training at St. Luke’s Hospital in New York, followed by an orthopedic surgical residency at HSS and a fellowship in shoulder surgery at Columbia Presbyterian Medical Center. Dr. Warren is a co-founder of Ivy Capital Partners, which is the General Partner of Ivy Healthcare Capital, L.P. and Ivy Healthcare Capital II, L.P. and is a partner of Fieldpoint Capital, LLC. Dr. Warren is the father of Russell F. Warren, Jr., one of our Directors.

Warren B. Kanders has been a member of our Board of Directors since May 2007. Mr. Kanders has served as the President of Kanders & Company, a private investment firm owned and controlled by Mr. Kanders that make investments in and renders consulting services to public and private entities, since 1990 and as the Non-member Manager of Highland Equity LLC, one of our founders, since May 2007. Since August 2007, Mr. Kanders has served as Chairman of the Board and Chief Executive Officer of Kanders Acquisition Company, Inc., a blank check company formed for the purpose of acquiring an operating business. Prior to the completion of the acquisition of Armor Holdings, Inc., formerly a New York Stock Exchange-listed company and a manufacturer and supplier of military vehicles, armored vehicles and safety and survivability products and systems to the aerospace and defense, public safety, homeland security and commercial markets, by BAE Systems plc on July 31, 2007, he served as the Chairman of the Board of Armor Holdings, Inc. since January 1996 and as its Chief Executive Officer since April 2003. Mr. Kanders has served as a member of the Board of Directors of Clarus Corporation, a publicly-held company formerly a provider of software solutions and currently seeking to redeploy its assets through the acquisition of a target business, since June 2002 and its Executive Chairman since December 2002. From April 2004 until October 2006, Mr. Kanders served as the Executive Chairman, and since October 2006, has served as the Non-Executive Chairman of the Board of Stamford Industrial Group, Inc., a publicly-held company that, through its subsidiary, Concord Steel, is a leading independent manufacturer of steel counterweights. Since November 2004, Mr. Kanders has served as the Chairman of the Board of Directors of Langer, Inc., a Nasdaq-listed provider of orthotic and skin-care products. From October 1992 to May 1996, Mr. Kanders served as Founder and Vice Chairman of the Board of Benson Eyecare Corporation, a distributor of eyecare products and services. In 1987, Mr. Kanders founded and managed Great Pacific Capital Inc., a New York-based investment company that managed the non-Canadian assets of The Jim Pattison Group, one of Canada’s largest private companies. Mr. Kanders began his career as an M&A banker at Morgan Stanley. He serves on the boards of the Winston Churchill Foundation, the Whitney Museum of American Art and has been a trustee of the Choate Rosemary Hall School for over ten years where he has served as Chairman of its Investment Committee. Mr. Kanders received a B.A. degree in Economics from Brown University in 1979.

Russell F. Warren, Jr. has been a member of our Board of Directors since May 2007. Mr. Warren has 16 years of experience as an investor and entrepreneur. Mr. Warren began his career in 1991 as a co-founder and CEO of Professional Sports Care Management, Inc. which he helped develop into the largest chain of physical rehabilitation clinics in the New York tri-state region. Over a five year period, he led the company’s expansion to over 35 centers. In 1997, Mr. Warren co-founded Ivy Equities, an affiliated diversified investment holding company that focuses on acquiring commercial real estate. In February 2002, Mr. Warren co-founded Ivy Capital Partners, the General Partner of Ivy Healthcare Capital L.P., and Ivy Healthcare Capital II, L.P., to take advantage of a pipeline of investment opportunities in the orthopedic area of the healthcare market. To date, Ivy has funded 14 portfolio companies in the healthcare markets. Mr. Warren is the manager and a partner of Fieldpoint Capital, LLC. Presently Mr. Warren is Chairman of the Board of IvyRehab Network Inc., a physical therapy and rehabilitation company, and on the board of ONI Medical Systems, Inc., a provider of dedicated MRI equipment for extremity imaging. Mr. Warren graduated from Princeton University in 1989. Mr. Warren is the son of Dr. Russell F. Warren, the Chairman of our Board of Directors.

The affirmative vote of a plurality of the votes cast in person or by proxy at the Meeting is necessary for the election of the director nominees named in this Proxy Statement (assuming a quorum of a majority of the outstanding shares of common stock is present).

The Board recommends that stockholders vote FOR each of the above-named director nominees.

INFORMATION REGARDING BOARD OF DIRECTORS AND COMMITTEES

Corporate Governance Guidelines and Documents

Our Board of Directors is committed to sound and effective corporate governance practices. We have adopted a code of ethics that applies to our directors, officers and employees and charters of our audit and nominating committees for the purpose of promoting honest and ethical conduct, full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by Highlands Acquisition Corp., and promoting compliance with all applicable rules and regulations that apply to Highlands Acquisition Corp. and its officers and directors. We have filed a copy of our code of ethics, audit committee charter and nominating committee charter as exhibits 14, 99.1 and 99.2, respectively, to the registration statement on Form S-1 filed with the Securities and Exchange Commission in connection with our initial public offering. Our code of ethics, audit committee charter and nominating committee charter are available at www.highlandscorp.com, our internet website, at the tab “Investor Relations” by clicking the link to our public filings with the Securities and Exchange Commission. In addition, a copy of these documents will be provided without charge upon request to us in writing at One Paragon Drive, Suite 125, Montvale, New Jersey 07645, Attention: Secretary. We intend to disclose any amendments or waivers of certain provisions of our code of ethics, audit committee charter or nominating committee charter in a Current Report on Form 8-K.

Board of Directors

Our Board of Directors is currently comprised of the following seven members: Russell F. Warren, M.D., Warren B. Kanders, Russell F. Warren, Jr., Leslie D. Michelson, Ronnie P. Barnes, William F. Owens, and Michael A. Henning. Highlands Acquisition Corp. completed its initial public offering in October 2007. During fiscal year 2007, our Board of Directors held one formal meeting and acted by written consent five times. All of the directors then in office attended at least 75% of the total number of meetings of our Board of Directors and the committees of our Board of Directors on which they served during fiscal year 2007. Standing committees of our Board of Directors include an audit committee and a nominating committee.

As previously disclosed in a Current Report on Form 8-K filed by us on February 15, 2008 with the Securities and Exchange Commission, William V. Campbell resigned as a Class B director of Highlands Acquisition Corp. Mr. Campbell’s resignation was due to other time commitments, and was not a result of any disagreement with us. On April 8, 2008, our Board of Directors appointed Ronnie P. Barnes to our Board of Directors to serve as a Class B director until the 2009 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal.

Director Independence

The listing requirements of the American Stock Exchange require that a majority of our Board of Directors must be composed of “independent directors” as defined under the rules of the American Stock Exchange. Our Board of Directors has determined that each of Leslie D. Michelson, Ronnie P. Barnes, Michael A. Henning and William F. Owens are “independent directors” as such term is defined under the rules of the American Stock Exchange and, therefore, that our Board of Directors is currently comprised of a majority of “independent directors.” William V. Campbell, who resigned from our Board of Directors, was an “independent director” as defined under the rules of the American Stock Exchange.

Audit Committee

The audit committee of our Board of Directors (the “Audit Committee”) is currently comprised of Messrs. Henning, Michelson and Owens, with Mr. Henning serving as the Chairman. All of the members of our Audit Committee were determined by our Board of Directors to be “independent directors” as defined under the rules of the American Stock Exchange and as defined in Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended. Our Audit Committee will at all times be composed of “independent directors” who are “financially literate” as defined under the rules of the American Stock Exchange. In addition, we must certify to the American Stock Exchange that the Audit Committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. Our Board of Directors has determined that Mr. Henning satisfies the American Stock Exchange’s definition of financial sophistication and also qualifies as an “audit committee financial expert” as defined under the rules and regulations of the Securities and Exchange Commission.

The duties of the audit committee of our Board of Directors (the “Audit Committee”), which are specified in the charter of the Audit Committee, include, but are not limited to:

∙
reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to our Board of Directors whether the audited financial statements should be included in our Form 10-K;

∙	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

∙	discussing with management major risk assessment and risk management policies;

∙	monitoring the independence of the independent auditors;

∙	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

∙	reviewing and approving all related-party transactions;

∙	inquiring and discussing with management our compliance with applicable laws and regulations;

∙	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

∙	appointing or replacing the independent auditor;

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determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

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establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

∙	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

The Audit Committee also prepares the Audit Committee report required by the rules of the Securities and Exchange Commission, and the report is included in this proxy statement beginning on page 18. Our Board of Directors has adopted a written charter for the Audit Committee, a copy of which was filed as exhibit 99.1 to the registration statement on Form S-1 filed with the Securities and Exchange Commission in connection with our initial public offering. The charter of our Audit Committee is available at www.highlandscorp.com, our internet website, at the tab “Investor Relations” by clicking the link to our public filings with the Securities and Exchange Commission. In addition, a copy of this document will be provided without charge upon request to us in writing at One Paragon Drive, Suite 125, Montvale, New Jersey 07645, Attention: Secretary. We intend to disclose any amendments or waivers of certain provisions of the charter of our Audit Committee in a Current Report on Form 8-K. The Audit Committee had one formal meeting during fiscal year 2007.

Complaint Procedures

Complaints and concerns about accounting, internal accounting controls or auditing or related matters pertaining to the Company may be submitted by writing to the Chairman of the Audit Committee as follows: Highlands Acquisition Corp., Attention: Chairman of the Audit Committee, One Paragon Drive, Suite 125, Montvale, New Jersey 07645. Complaints may be submitted on a confidential and anonymous basis by sending them in a sealed envelope marked “Confidential.”

Nominating Committee

The nominating committee of our Board of Directors (the “Nominating Committee”) is currently comprised of Messrs. Owens and Michelson, with Mr. Owens serving as the Chairman. All of the members of the Nominating Committee were determined by our Board of Directors to be “independent directors” as such term is defined under the rules of the American Stock Exchange. The Nominating Committee is responsible for overseeing the selection of persons to be nominated to serve on our Board of Directors, including identifying, evaluating and nominating candidates for election to our Board of Directors. The Nominating Committee considers persons identified by its members, management, stockholders, investment bankers and others. The Nominating Committee will consider nominees recommended by stockholders. Information with respect to such proposed nominees should be provided in writing to Highlands Acquisition Corp., Attention: Secretary, at One Paragon Drive, Suite 125, Montvale, New Jersey 07645, who will submit them to the committee for its consideration. Such information should include the name of the proposed nominee, and such information with respect to the proposed nominee as would be required under the rules and regulations of the Securities and Exchange Commission to be included in our Proxy Statement if such proposed nominee were to be included therein. In addition, the stockholder shall include a statement to the effect that the proposed nominee has no direct or indirect business conflict of interest with us, and otherwise meets our standards set forth below under the heading “Guidelines for Selecting Director Nominees.” See “Requirements For Submission of Stockholder Proposals, Nomination of Directors and Other Business of Stockholders” for information on certain procedures that a stockholder must follow to nominate persons for election as directors. Our Board of Directors has adopted a written charter for the Nominating Committee, a copy of which was filed as exhibit 99.2 to the registration statement on Form S-1 filed with the Securities and Exchange Commission in connection with our initial public offering. The charter of our Nominating Committee is available at www.highlandscorp.com, our internet website, at the tab “Investor Relations” by clicking the link to our public filings with the Securities and Exchange Commission. In addition, a copy of this document will be provided without charge upon request to us in writing at One Paragon Drive, Suite 125, Montvale, New Jersey 07645, Attention: Secretary. We intend to disclose any amendments or waivers of certain provisions of the charter of our Nominating Committee in a Current Report on Form 8-K. The Nominating Committee did not meet during fiscal year 2007.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which are specified in the charter of the Nominating Committee, generally provide that persons to be nominated:

•	should have demonstrated notable or significant achievements in business, education or public service;

•
should possess the requisite intelligence, education and experience to make a significant contribution to the Board of Directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The Nominating Committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on our Board of Directors. The Nominating Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific needs of our Board of Directors that arise from time to time. The Nominating Committee does not distinguish among nominees recommended by stockholders and other persons.

Compensation Committee

Highlands Acquisition Corp. does not have a standing compensation committee. Compensation decisions are handled by our full Board of Directors. Our Board of Directors believes this is appropriate since no compensation is paid to Highlands Acquisition Corp.’s officers and directors. Our full Board of Directors, which consists of a majority of independent directors, will assess and decide on any future compensation matters. None of the members of our Board of Directors are executive officers of Highlands Acquisition Corp.

The Company presently occupies office space provided by Kanders & Company, Inc., an affiliate of each of Warren B. Kanders, a member of our Board of Directors, Philip A. Baratelli our Chief Financial Officer, and Gary M. Julien, our Vice President, Corporate Development, and Ivy Capital Partners, an affiliate of each of Robert W. Pangia, our Chief Executive Officer, Russell F. Warren, M.D., the Chairman of our Board of Directors, and Russell F. Warren, Jr., a member of our Board of Directors. Such affiliates have agreed that, until the Company consummates its initial business combination, they will make such office space, as well as certain office and secretarial services, available to the Company. The Company has agreed to pay Kanders & Company, Inc. and Ivy Capital Partners an aggregate amount of $10,000 per month for such services. The Company paid an aggregate of $30,000 to such affiliates through December 31, 2007 pursuant to this arrangement. This arrangement was agreed to by Kanders & Company, Inc. and Ivy Capital Partners for our benefit and is not intended to provide any of our officers or directors or affiliates compensation in lieu of salary. We believe that such fees are at least as favorable as we could have obtained from an unaffiliated third party.

Director Compensation

Members of our Board of Directors have not received any compensation for services rendered and there will be no compensation, fees or other payments paid to members of our Board of Directors prior to our initial business combination, or in connection with, our initial business combination. However, such individuals will be reimbursed for any out-of-pocket expenses, incurred in connection with activities on our behalf such as identifying potential acquisition targets and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket, working capital and transaction related expenses that could be incurred; provided, however, that to the extent such out-of-pocket expenses exceed $500,000 of available proceeds not deposited in our trust account and interest income of up to $2.1 million on the balance of the funds in our trust account, such out-of-pocket expenses would not be reimbursed by us unless we consummate our initial business combination. Our Audit Committee will review and approve all payments made to our officers, directors and affiliates, and any payments made to members of our Audit Committee will be reviewed and approved by our Board of Directors, with the interested director or directors abstaining from such review and approval. No determination has been made with respect to any director compensation subsequent to our initial business combination.

Indemnification

We indemnify our directors and officers to the fullest extent permitted by law so that they will be free from undue concern about personal liability in connection with their service to the Company. Our amended and restated certificate of incorporation and bylaws also provide that we will indemnify any of our directors and officers, against any and all costs, expenses or liabilities incurred by them by reason of having been a director or officer.

Involvement in Certain Legal Proceedings

To the knowledge of Highlands Acquisition Corp, no director, executive officer, or person nominated to become a director or executive officer has, within the last five years: (i) had a bankruptcy petition filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for, any business of such person or entity with respect to which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations or similar misdemeanors); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities or practice; (iv) been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Director Attendance at Annual Stockholder Meetings

Highlands Acquisition Corp. invites the members of our Board of Directors to attend our annual stockholder meetings.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Our Board of Directors has appointed an Audit Committee consisting of three directors. The members of the Audit Committee are Michael A. Henning, Leslie D. Michelson and William F. Owens, with Michael A. Henning serving as chairman. Each of the members of the Audit Committee is an “independent director” and is “financially literate” as defined under the rules of the American Stock Exchange and determined by our Board of Directors. In addition, our Board of Directors has determined that Mr. Henning satisfies the American Stock Exchange’s definition of “financial sophistication” and also qualifies as an “audit committee financial expert” as defined under the rules and regulations of the Securities and Exchange Commission.

Management is responsible for Highlands Acquisition Corp.’s internal controls and the financial reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of Highlands Acquisition Corp.’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has met and had various discussions with management and our independent registered public accounting firm. Management represented to the Audit Committee that Highlands Acquisition Corp.’s financial statements were prepared in accordance with generally accepted accounting principles applied on a consistent basis, and the Audit Committee has reviewed and discussed the financial statements with management and the independent registered public accounting firm.

∙
The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the independent registered public accounting firm its independence from Highlands Acquisition Corp. and its management. The Audit Committee also considered whether the independent registered public accounting firm’s provision of audit and non-audit services to Highlands Acquisition Corp. is compatible with maintaining the independent registered public accounting firm’s independence.

∙
The Audit Committee discussed with the independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee has discussed with the independent registered public accounting firm, with and without management present, the results of the audit.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements of Highlands Acquisition Corp. for the fiscal year ended December 31, 2007 be included in Highlands Acquisition Corp.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:

Michael A. Henning – Chairman
Leslie D. Michelson
William F. Owens

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Appointment of Independent Registered Public Accounting Firm

The Audit Committee has selected McGladrey & Pullen, LLP (“M&P”) to be Highlands Acquisition Corp.’s independent registered public accounting firm for the year ending December 31, 2008, and recommends that the stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. Representatives of M&P are expected to be present at the Meeting, will have the opportunity to make a statement at the Meeting if they desire to do so, and will be available to respond to appropriate questions.

Change in Independent Registered Public Accounting Firm

As previously disclosed in a Current Report on Form 8-K filed by us on January 9, 2008 with the Securities and Exchange Commission, Highlands Acquisition Corp. was notified on January 8, 2008 that a majority of the partners of Goldstein Golub Kessler LLP (“GGK”), the Company’s then independent registered public accounting firm, became partners of M&P and, as a result thereof, GGK resigned as the independent registered public accounting firm for Highlands Acquisition Corp. On January 8, 2008, M&P was subsequently engaged as Highlands Acquisition Corp.’s independent registered public accounting firm.

The audit reports of GGK on the financial statements of Highlands Acquisition Corp. at August 31, 2007 and from the period April 26, 2007 (inception) to August 31, 2007 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the financial statements for the period ended August 31, 2007 included a going concern explanatory paragraph.

The decision to engage M&P was approved by the Audit Committee.

During the period from April 26, 2007 (inception) to December 31, 2007 and through the date of this Current Report, there were: (i) no disagreements between Highlands Acquisition Corp. and GGK on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GGK, would have caused GGK to make reference to the subject matter of the disagreement in their reports on Highland Acquisition Corp.’s financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal year ended December 31, 2007 and through January 8, 2008, Highlands Acquisition Corp. did not consult with M&P on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on Highlands Acquisition Corp.’s financial statements, and M&P did not provide either a written report or oral advice to Highlands Acquisition Corp. that M&P concluded was an important factor considered by Highlands Acquisition Corp. in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Principal Accountant Fees and Services

The following table represents the aggregate fees billed or expected to be billed for services rendered by M&P and GGK for the fiscal year ended December 31, 2007:

Audit Fees - M&P	$25,000
Audit Fees – GGK	61,422
Audit-Related Fees	—
Tax Fees	—
All Other Fees	—

Total Fees	$86,422

Audit Fees

M&P audit fees consist of fees for the audit of our year end financial statements. GGK audit fees consist of the review of the interim financial statements as of September 30, 2007 included in our quarterly report on Form 10-Q and services rendered in connection with our registration statements, including related audits.

Audit-Related Fees

We did not incur audit-related fees with M&P during the fiscal year ended December 31, 2007.

Tax Fees

We did not incur tax-related fees with M&P for the fiscal year ended December 31, 2007.

All Other Fees

We did not incur any fees with M&P for the fiscal year ended December 31, 2007 other than those described above.

Auditor Independence

The Audit Committee considers any non-audit services provided to determine that they have no effect on M&P’s independence from Highlands Acquisition Corp.  There were no such non-audit services performed for the fiscal year ended December 31, 2007.

Audit Committee Pre-Approval of Services Performed by Independent Registered Public Accounting Firm

The Audit Committee must review and pre-approve all audit and non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. In conducting reviews of audit and non-audit services, the Audit Committee will determine whether the provision of such services would impair the independence of our independent registered public accounting firm. The Audit Committee pre-approves particular services or categories of services on a case-by-case basis.

All of the services of M&P and GGK for the fiscal year ended December 31, 2007, described above, were pre-approved by the Audit Committee.

The Board of Directors recommends a vote FOR the ratification of the appointment of McGladrey & Pullen, LLP.

EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each of our executive officers as of the date hereof. Our executive officers are appointed by and serve at the discretion of the Board of Directors of Highlands Acquisition Corp.

Name	Age	Position

Robert W. Pangia	56	Chief Executive Officer
Philip A. Baratelli	40	Chief Financial Officer, Secretary and Treasurer
Gary M. Julien	38	Vice President, Corporate Development

Robert W. Pangia has served as our Chief Executive Officer since our inception. Mr. Pangia has 30 years of experience in the investment banking and private equity businesses with a particular emphasis on working with healthcare and technology companies. In February 2002, Mr. Pangia co-founded Ivy Capital Partners, the General Partner of Ivy Healthcare Capital L.P. and Ivy Healthcare Capital II L.P., to take advantage of a pipeline of investment opportunities in the orthopedic sector of the healthcare market. To date, Ivy Capital Partners has funded 17 portfolio companies in the healthcare market. From 1997 to February 2003, Mr. Pangia worked as a private merchant banker. From 1987 until 1996, Mr. Pangia worked at PaineWebber Incorporated, a wealth management services provider where he served as Executive Vice President and Director of Investment Banking. He also held a number of senior management positions including: Member of the Board of Directors of PaineWebber Incorporated, member of the firm’s executive and operating committees and Chairman of the firm’s equity commitment committee. From 1977 to 1986, Mr. Pangia worked as an investment banker for Kidder, Peabody & Co. Inc., and from 1986 to 1987, Mr. Pangia was a Managing Director in the investment banking division of Drexel Burnham Lambert. Mr. Pangia is currently serving as a director for two Ivy portfolio companies: Gentis, Inc., a privately-held company that has developed a proprietary implant for restoring the normal function of a degenerated intervertebral disc and Auriga Medical Products, GmbH, a distributor of orthopedics products in Northern Germany. In addition, Mr. Pangia is currently a director of Biogen Idec Inc., a Nasdaq-listed biotechnology company, and McAfee, Inc., a New York Stock Exchange listed supplier of computer security solutions. Mr. Pangia was formerly a Director of Icos Corporation, a biotechnology company that was acquired by Eli Lilly and Company, Athena Neurosciences, a research-based pharmaceutical company, Ryan Beck Corporation, a financial services firm providing investment banking and equity research services to companies in a variety of industries, and Scandius BioMedical, Inc., a previous portfolio company of Ivy Healthcare Capital L.P. that was acquired by Covidien Ltd. On November 13, 2007, Mr. Pangia received an A.B. from Brown University and an M.B.A. with distinction from the Columbia University Graduate School of Business.

Philip A. Baratelli has served as our Chief Financial Officer since our inception. Since August 2007, Mr. Baratelli has served as Chief Financial Officer, Treasurer and Secretary of Kanders Acquisition Company, Inc., a blank check company formed with the purpose of acquiring a business not limited to a particular industry. Since February 2007, Mr. Baratelli has served as Chief Financial Officer for Kanders & Company, Inc., a private investment firm principally owned and controlled by Warren B. Kanders that makes investments in and provides consulting services to public and private entities, and Clarus Corporation, a publicly-held company, formerly a provider of software solutions and currently seeking to redeploy its assets through the acquisition of a target business. From June 2001 to February 2007, Mr. Baratelli was the Corporate Controller and Treasurer of Armor Holdings, Inc., a manufacturer and supplier of military vehicles, armored vehicles and safety and survivability products and systems serving aerospace and defense, public safety, homeland security and commercial markets. From February 1998 to February 2001, Mr. Baratelli was employed by PricewaterhouseCoopers LLP in various positions ranging from Associate to Senior Associate. From 1991 to 1997, Mr. Baratelli worked for Barnett Banks, Inc. in various finance and credit analysis positions. Mr. Baratelli received a B.S. from Florida State University and a Bachelor of Business Administration in accounting from the University of North Florida in 1995. Mr. Baratelli is a Certified Public Accountant.

Gary M. Julien has served as our Vice President, Corporate Development since our inception. Since August 2007, Mr. Julien has served as Vice President, Corporate Development of Kanders Acquisition Company, Inc. a blank check company formed with the purpose of acquiring a business not limited to a particular industry. Since January 2007, Mr. Julien has served as Vice President, Corporate Development for Kanders & Company and Clarus Corporation, where his primary responsibilities include sourcing, negotiating and consummating acquisitions, investments and related transactions. From January 2003 to December 2006, Mr. Julien was Vice President, Corporate Development for Armor Holdings, Inc. where he oversaw all mergers, acquisitions and divestitures for the company, executing 15 transactions during this period. From March 2002 through January 2003, Mr. Julien founded and was President of Sequent Capital Advisors, a financial advisory firm focused on secondary transactions in the private equity and venture capital market. From 1998 to March 2002, Mr. Julien was Director of Corporate Development for Global Crossing Ltd., a developer and owner of a global fiber optic telecommunications network, where he led and supported several mergers and acquisitions, joint ventures and minority investments. Mr. Julien began his career at Turner Broadcasting and worked at Bear Stearns in equity research while attending graduate business school. He received a B.S. from the Newhouse School of Communications at Syracuse University and an M.B.A. with honors from the Columbia University Graduate School of Business.

COMPENSATION DISCUSSION AND ANALYSIS

Highlands Acquisition Corp. will pay no compensation, fees or other payments to Highlands Acquisition Corp. executive officers and directors prior to our initial business combination, or for any services rendered in order to effectuate the consummation of our initial business combination. Highlands Acquisition Corp. compensation philosophy and objectives will be developed to match our business after completion of our initial business combination. Since no compensation has been paid, the compensation tables are omitted from this filing.

Executive Compensation

Our executive officers have not received any compensation for services rendered and there will be no compensation, fees or other payments paid to our executive officers prior to our initial business combination, or in connection with, our initial business combination. However, such individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential acquisition targets and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses that could be incurred; provided, however, that to the extent such our-of-pocket expenses exceed $500,000 of available proceeds not deposited in our trust account and interest income of up to $2.1 million on the balance of the funds in our trust account, such out-of-pocket expenses would not be reimbursed by us unless we consummate our initial business combination. Our Audit Committee will review and approve all payments made to our officers, directors and affiliates, and any payments made to members of our Audit Committee will be reviewed and approved by our Board of Directors, with the interested director or directors abstaining from such review and approval. No determination has been made with respect to any executive officer compensation subsequent to our initial business combination.

Compensation Committee Interlocks and Insider Participation

Highlands Acquisition Corp. does not have a standing compensation committee. Compensation decisions are handled by our full Board of Directors. Our Board of Directors believes this is appropriate since no compensation is paid to Highlands Acquisition Corp.’s officers and directors. Our full Board of Directors, which consists of a majority of independent directors, will assess and decide on any future compensation matters. None of the members of our Board of Directors are executive officers of Highlands Acquisition Corp.

The Company presently occupies office space provided by Kanders & Company, Inc., an affiliate of each of Warren B. Kanders, a member of our Board of Directors, Philip A. Baratelli our Chief Financial Officer, and Gary M. Julien, our Vice President, Corporate Development, and Ivy Capital Partners, an affiliate of each of Robert W. Pangia, our Chief Executive Officer, Russell F. Warren, M.D., the Chairman of our Board of Directors, and Russell F. Warren, Jr., a member of our Board of Directors. Such affiliates have agreed that, until the Company consummates its initial business combination, they will make such office space, as well as certain office and secretarial services, available to the Company. The Company has agreed to pay Kanders & Company, Inc. and Ivy Capital Partners an aggregate amount of $10,000 per month for such services. The Company paid an aggregate of $30,000 to such affiliates through December 31, 2007 pursuant to this arrangement. This arrangement was agreed to by Kanders & Company, Inc. and Ivy Capital Partners for our benefit and is not intended to provide any of our officers or directors or affiliates compensation in lieu of salary. We believe that such fees are at least as favorable as we could have obtained from an unaffiliated third party.

Compensation Committee Report

Highlands Acquisition Corp.’s Board of Directors does not maintain a standing compensation committee since it does not compensate its officers or directors.

The Highlands Acquisition Corp. Board of Directors and management have reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on that review and discussion, our Board of Directors has recommended that the Compensation Discussion and Analysis be included in this Proxy Statement; however, because Highlands Acquisition Corp. does not compensate its officers and directors, there is no relevant disclosure for this section.

Russell F. Warren, M.D., Chairman of the Board of Directors
Warren B. Kanders
Russell F. Warren, Jr.
Leslie D. Michelson
Ronnie P. Barnes
William F. Owens
Michael A. Henning

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company presently occupies office space provided by Kanders & Company, Inc., an affiliate of each of Warren B. Kanders, a member of our Board of Directors, Philip A. Baratelli our Chief Financial Officer, and Gary M. Julien, our Vice President, Corporate Development, and Ivy Capital Partners, an affiliate of each of Robert W. Pangia, our Chief Executive Officer, Russell F. Warren, M.D., the Chairman of our Board of Directors, and Russell F. Warren, Jr., a member of our Board of Directors. Such affiliates have agreed that, until the Company consummates its initial business combination, they will make such office space, as well as certain office and secretarial services, available to the Company. The Company has agreed to pay Kanders & Company, Inc. and Ivy Capital Partners an aggregate amount of $10,000 per month for such services. The Company paid an aggregate of $30,000 to such affiliates through December 31, 2007 pursuant to this arrangement. This arrangement was agreed to by Kanders & Company, Inc. and Ivy Capital Partners for our benefit and is not intended to provide any of our officers or directors or affiliates compensation in lieu of salary. We believe that such fees are at least as favorable as we could have obtained from an unaffiliated third party.

OTHER MATTERS

As of the date of this Proxy Statement, our Board of Directors does not intend to present any other matter for action at the Meeting other than as set forth in the Notice of Annual Meeting and this Proxy Statement. If any other matters properly come before the Meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the Proxy Card.

YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and any persons who own more than 10% of our capital stock to file with the Securities and Exchange Commission (and, if such security is listed on a national securities exchange, with such exchange), various reports as to ownership of such capital stock. Such persons are required by the Securities and Exchange Commission’s regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely upon reports and representations submitted by the directors, executive officers and holders of more than 10% of our capital stock during the fiscal year ended December 31, 2007, we believe that all Section 16(a) forms showing ownership of and changes of ownership in our capital stock during the 2007 fiscal year were timely filed with the Securities and Exchange Commission.

Annual Report

A copy of our Annual Report to Stockholders, which includes financial statements, is being mailed with this Proxy Statement.

We have filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 with the Securities and Exchange Commission, which is available free of charge at the Securities and Exchange Commission’s web site at www.sec.gov. We will provide, without charge, to each stockholder as of the Record Date, upon our receipt of a written request of such stockholder, a copy of our Annual Report on Form 10-K for the year ended December 31, 2007, including the financial statements and schedules, as filed with the Securities and Exchange Commission. Stockholders should direct the written request to Highlands Acquisition Corp., One Paragon Drive, Suite 125, Montvale, New Jersey, Attention Secretary.

Stockholder Communications

Stockholders of Highlands Acquisition Corp. may send communications to our Board of Directors or any committee thereof by writing to our Board of Directors or any committee thereof c/o Highlands Acquisition Corp., Attention: Secretary, One Paragon Drive, Suite 125, Montvale, New Jersey 07645. The Secretary will distribute all stockholder communications to the intended recipients and/or distribute to our entire Board of Directors, as appropriate. Stockholders may indicate in their letters if their communication is intended to be provided to a certain director or certain group of directors only.

In addition, stockholders may also contact non-management directors as a group or any individual director by writing to the non-management directors or the individual director, as applicable, c/o Highlands Acquisition Corp., One Paragon Drive, Suite 125, Montvale, New Jersey 07645.

Requirements for Submission of Stockholder Proposals, Nomination of Directors and Other Business of Stockholders

Under the rules of the Securities and Exchange Commission, for a stockholder nomination of a person for election to our Board of Directors or other proposal to be considered at an annual meeting of stockholders, the stockholder must give timely notice thereof in writing to us at our principal executive offices.

If a stockholder wants us to include a proposal in our proxy statement or proxy card for presentation at our 2009 annual meeting of stockholders pursuant to Rule 14a-8 (“Rule 14a-8”) promulgated under the Securities Exchange Act of 1934, as amended, the proposal must be received by us at our principal executive offices by December 31, 2008 (or, if the 2009 annual meeting of stockholders is called for a date not within 30 calendar days before or after June 4, 2009, within a reasonable time before we begin to print and mail our proxy materials for the meeting). The proposal should be sent to our principal executive offices at: Highlands Acquisition Corp., One Paragon Drive, Suite 125, Montvale, New Jersey 07645, Attention: Secretary, and must include the information and representations that are set out in Rule 14a-8.

Under our bylaws, and as permitted by the rules of the Securities and Exchange Commission, certain procedures are provided that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at a meeting of our stockholders outside of the requirements set forth in Rule 14a-8. These procedures provide that nominations for director nominees and/or an item of business to be introduced at a meeting of our stockholders must be submitted in writing to the Secretary of the Company at our principal executive offices. Any written submission by a stockholder including a director nomination and/or item of business to be presented at a meeting of our stockholders must comply with the procedures and such other requirements as may be imposed by our bylaws, Delaware law, the American Stock Exchange, the rules and regulations of the Securities and Exchange Commission and must include the information necessary for our Board of Directors to determine whether the candidate qualifies as independent under the American Stock Exchange’s rules.

We must receive notice of the intention to introduce a director nomination or to present an item of business at our 2009 annual meeting of stockholders (a) between March 5, 2009 and April 5, 2009 if our 2009 annual meeting of stockholders is held within thirty (30) days before or after June 4, 2009 or (b) not later than the close of business on the tenth (10th) day following the day on which the notice of the 2009 annual meeting of stockholders is mailed or public disclosure of the date of the 2009 annual meeting of stockholders is made, whichever occurs first, in the event that less than seventy (70) days notice or prior public disclosure of the date of the 2009 annual meeting of stockholders is given or made to stockholders.

If we do not receive notice within the prescribed dates, or if we meet other requirements of the Securities and Exchange Commission rules, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

In addition, nominations or proposals not made in accordance herewith may be disregarded by the chairman of the meeting in his discretion, and upon his instructions all votes cast for each such nominee or for such proposals may be disregarded.

FOR THE BOARD OF DIRECTORS

Philip A. Baratelli
Secretary

6831 Highlands CST_01 4/25/08 1:17 PM Page 1

ANNUAL MEETING OF STOCKHOLDERS OF

HIGHLANDS ACQUISITION CORP.

June 4, 2008

Vote Your Proxy by mail:

Please mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

Please mark your votes like this X

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The Board of Directors recommends a vote "FOR" the election of Class A Directors (Proposal 1) and a vote "FOR" the ratification of the appointment of McGladrey & Pullen, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2008 (Proposal 2).

1. ELECTION OF CLASS A DIRECTORS:	FOR	WITHHOLD AUTHORITY	FOR ALL EXCEPT (See instructions below)
01 - Michael A. Henning 02 - William F. Owens	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark "For All Except" and strike a line through that nominee's name in the list above

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Label Area 4" x 1 1/2"

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature __________ Signature __________ Date ______, 2008.

NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

6831 Highlands CST_01 4/25/08 1:17 PM Page 2

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

HIGHLANDS ACQUISITION CORP.

ANNUAL MEETING OF STOCKHOLDERS, JUNE 4, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Robert W. Pangia and Philip A. Baratelli, and each of them, as proxy, each with full power of substitution, and hereby authorizes each of them, to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of Highlands Acquisition Corp. held of record by the undersigned at the close of business on April 18, 2008 at the Annual Meeting of Stockholders of Highlands Acquisition Corp. to be held on June 4, 2008 and any adjournments or postponements thereof, and in his discretion upon any and all other matters which may properly be brought before such meeting or any adjournments or postponements thereof, and hereby revokes all earlier proxies of the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE "ELECTION OF CLASS A DIRECTORS" (PROPOSAL 1) AND "FOR" THE "RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN, LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008" (PROPOSAL 2).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE "ELECTION OF CLASS A DIRECTORS" (PROPOSAL 1) AND "FOR" THE "RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN, LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008" (PROPOSAL 2).

(Continued, and to be marked, dated and signed, on the other side)